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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 25, 2003

 COMMISSION       REGISTRANT; STATE OF INCORPORATION;         IRS EMPLOYER
 FILE NUMBER        ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO.
 -----------      -----------------------------------      ------------------
   1-9513              CMS ENERGY CORPORATION                  38-2726431
                       (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                       JACKSON, MICHIGAN 49201
                          (517) 788-0550

   1-5611              CONSUMERS ENERGY COMPANY                38-0442310
                        (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                       JACKSON, MICHIGAN 49201
                          (517) 788-0550

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ITEM 5.  OTHER EVENTS

On November 25, 2003, CMS Energy Corporation ("CMS Energy") issued a news release announcing that it has reached a settlement agreement with the Commodity Futures Trading Commission ("CFTC") on a previously disclosed matter regarding the inaccurate reporting of natural gas trading information to energy industry publications. Copies of the news release and the CFTC Order are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

(99)(a). CMS Energy's News Release dated November 25, 2003

(99)(b). CFTC Order dated November 25, 2003


This Form 8-K and the News Release contain "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K/A filed on July 1, 2003 for the Fiscal Year Ended December 31, 2002, incorporated herein by reference, that discusses important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                                CMS ENERGY CORPORATION

Dated:  November 26, 2003

                                                By:  /s/ Thomas J. Webb
                                                    ----------------------------
                                                    Thomas J. Webb
                                                    Executive Vice President and
                                                    Chief Financial Officer



                                                CONSUMERS ENERGY CORPORATION

Dated:  November 26, 2003

                                                By:  /s/ Thomas J. Webb
                                                    ----------------------------
                                                    Thomas J. Webb
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Ex-99(a) - CMS Energy's News Release dated November 25, 2003

Ex-99(b) - CFTC Order dated November 25, 2003